Exhibit 99.1

NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Provides Update on Management Changes

Vancouver, BC – November 17, 2022 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM), a leader in the pharmaceutical research, development and manufacturing of rare cannabinoids and cannabinoid analogs, today announces that Sarah Li has been promoted to Vice President of Accounting and Controller at InMed. Ms. Brenda Edwards will be transitioning out of her position as interim Chief Financial Officer at the Company effective November 20, 2022.  Ms. Edwards joined the Company in an interim contract role to assist the Company with financial reporting matters following the retirement of the Company’s former Chief Financial Officer in March 2022.

The Company is currently in discussions to finalize the engagement of interim financial leadership consulting services.

“We are pleased to announce this promotion of Ms. Li to her new position as VP of Accounting and Controller. She is a valued employee who has grown in her responsibilities and overall contribution level to the Company over the past several years,” commented Eric A. Adams, InMed President and Chief Executive Officer. “Also, on behalf of the Board of Directors and our employees, I would like to thank Ms. Edwards for her hard work as interim CFO of InMed and we wish her all the best in her future endeavors.”

About InMed: InMed Pharmaceuticals is a global leader in the pharmaceutical research, development and manufacturing of rare cannabinoids and cannabinoid analogs, including clinical and preclinical programs targeting the treatment of diseases with high unmet medical needs. We also have significant know-how in developing proprietary manufacturing approaches to produce cannabinoids for various market sectors. For more information, visit www.inmedpharma.com and www.baymedica.com.

Investor Contact:

Colin Clancy

Senior Director, Investor Relations

T: +1.604.416.0999

E: cclancy@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about; being a global leader in the pharmaceutical research, development and manufacturing of rare cannabinoids and cannabinoid analogs; InMed’s position within the pharmaceutical research market; the effective date of Ms. Edwards resignation; and about discussions to finalize the engagement of interim financial leadership consulting services.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed’s stand-alone business is disclosed in InMed’s Annual Report on Form 10-K and other filings with the Security and Exchange Commission on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.